UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):          July 30, 2018

ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Newport Center Drive, 12th Floor Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code:       (949) 480-8300

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed in a Form 8-K filed by Acacia Research Corporation (the “Company”) on July 31, 2018, Paul Falzone resigned from the Company’s board of directors (the “Board”) effective as of July 25, 2018.
On July 30, 2018, following the resignation of Mr. Falzone, the Company notified The Nasdaq Stock Market, LLC (“Nasdaq”) that, due to Mr. Falzone’s resignation from the Board, the Company no longer satisfies the requirements of Nasdaq Listing Rule 5605(c)(2)(A), which requires the audit committee of a company with Nasdaq-listed securities to have a minimum of three members.
On July 31, 2018, the Company received correspondence from Nasdaq noting that the Company was no longer in compliance with Nasdaq's audit committee composition requirements as set forth in Nasdaq Listing Rule 5605 (the “Notice”). The Notice also stated, among other things, that, pursuant to Nasdaq Listing Rule 5605(c)(4), the Company is entitled to a cure period in order to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A), which cure period will expire upon (i) the earlier of either the date of the Company's next annual shareholders' meeting or July 26, 2019, or (ii) if the next annual shareholders' meeting is held before January 22, 2019, no later than January 22, 2019.
The Nominating and Governance Committee of the Board has initiated a search to identify qualified candidates to replace Mr. Falzone as a director of the Company and member of the Audit Committee.
Item 8.01 Other Events.
On July 31, 2018, the Company issued a press release announcing the resignations of William S. Anderson and Paul Falzone from the Board. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 8.01 of this Current Report on Form 8-K and shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press release of Acacia Research Corporation, issued on July 31, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ACACIA RESEARCH CORPORATION
Date: August 2, 2018
/s/ Edward J. Treska
Executive Vice President, General Counsel and Secretary